                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 21, 2005
                                                          ---------------

                           Strategic Diagnostics Inc.
              -----------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



   Delaware                      000-68440                  56-1581761
---------------            ---------------------            ----------
(State or Other              (Commission File            (I.R.S. Employer
Jurisdiction of                   Number)                Identification No.)
Incorporation)




         111 Pencader Drive
             Newark, DE                                     19702
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(Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (302) 456-6789
                                                           --------------

ITEM 7.01.        REGULATION FD DISCLOSURE.

         On April 21, 2005, Strategic Diagnostics Inc. issued a press release announcing its entry into a distribution agreement with US Biosystems, a leading provider of environmental testing and data management services. A copy of that press release is being furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STRATEGIC DIAGNOSTICS INC.


                                       By:      /s/ Anthony J. Simonetta
                                              ---------------------------------
                                              Anthony J. Simonetta
                                              Chief Financial Officer


Dated:  April 22, 2005